UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2012

Bacterin International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.	Termination of a Material Definitive Agreement

Earlier today, we provided Lincoln Park Capital Fund, LLC ("LPC") with notice of termination of our Purchase Agreement dated May 27, 2011.  The Purchase Agreement allowed us to require LPC to purchase up to $30 million of our common stock from time to time, and also allowed us to terminate the Purchase Agreement for any reason or for no reason with one business day's notice to LPC.  There are no early termination penalties, however, certain provisions in the Purchase Agreement survive termination, as more fully described in the Purchase Agreement, which was attached as an Exhibit to our Form 8-K filed with the SEC on May 31, 2011.  The notice of termination is attached as Exhibit 10.15 to this Form 8-K and incorporated by reference herein.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

We are furnishing this Item 2.02 in connection with the disclosure of information, in the form of the textual information from a press release on May 3, 2012 entitled “Bacterin Announces First Quarter 2012 Revenue of $7.8 Million, Up 29% Year-over-Year, on Gross Margins of 76%, and 34% Reduction in Operating Loss” and filed as Exhibit 99.1 hereto.

The information in this Item 2.02 (including Exhibit 99.1 hereto) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this report is available on our website located at www.bacterin.com, however the contents of our website are not incorporated by reference herein.

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. These forward-looking statements may include financial projections, revenue and earnings guidance and other statements or assumptions regarding our expectations and beliefs. The Company believes that its expectations, as expressed in these statements are based on reasonable assumptions regarding the risks and uncertainties inherent in achieving those expectations. These statements are not, however, guarantees of performance and actual results may differ materially. Risks and uncertainties which may cause actual results to be different than expressed or implied in our forward-looking statements include, but are not limited to, the risk factors described under the heading “Risk Factors” in our Annual Report on Form 10-K. The Company expressly disclaims any current intention to update any forward-looking statements as a result of new information or future events or developments.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.15	Notice of Termination of Purchase Agreement with Lincoln Park Capital Fund, LLC

99.1	Press Release dated May 3, 2012 entitled “Bacterin Announces First Quarter 2012 Revenue of $7.8 Million, Up 29% Year-over-Year, on Gross Margins of 76%, and 34% Reduction in Operating Loss”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2012	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ Guy S. Cook
Name: Guy S. Cook
Title: President and Chief Executive Officer

EXHIBIT INDEX

10.15	Notice of Termination of Purchase Agreement with Lincoln Park Capital Fund, LLC

99.1	Press Release of Bacterin International Holdings, Inc. dated May 3, 2012 entitled “Bacterin Announces First Quarter 2012 Revenue of $7.8 Million, Up 29% Year-over-Year, on Gross Margins of 76%, and 34% Reduction in Operating Loss”